UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2021

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CAR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2021, the Board of Directors (the “Board”) of Avis Budget Group, Inc. (the “Company”) filled a vacancy in the Board by electing Anu Hariharan, effective January 1, 2022, to serve as a director until the Company’s 2022 annual meeting of stockholders. The Board has determined that Ms. Hariharan is independent in accordance with Nasdaq rules. Ms. Hariharan will also serve as a member on the Board’s Audit Committee.

Ms. Hariharan, age 41, is a Partner at Y Combinator’s Continuity Fund focused on growth stage investments, where she has led investments in Convoy, Brex, Gusto and Faire, among many others. Prior to joining Y Combinator in 2016, Ms. Hariharan was a Partner with the investment team at Andreessen Horowitz, from 2014 to 2016. Previously, Ms. Hariharan was a Principal with The Boston Consulting Group, from 2010 to 2014, and, prior to that, a senior software engineer with Qualcomm. Ms. Hariharan is a director of Altimeter Growth Corp. 2, a special purpose acquisition company listed on the New York Stock Exchange. Ms. Hariharan holds a B.E. from the National Institute of Technology Karnataka, an M.S. from Virginia Tech and an M.B.A. from The Wharton School at the University of Pennsylvania.

In connection with her service as a director, Ms. Hariharan will be eligible to receive the director compensation applicable to other Board and committee members.

As a result of Ms. Hariharan’s election, on January 1, 2022, the Company is expected to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee be comprised of three independent directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Jean M. Sera
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: December 10, 2021